MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 4Q12

Portfolio Review:

The Mundoval Fund returned 7.57% in the fourth quarter of 2012, 5.08% ahead of the MSCI World Index which returned 2.49% over the same period. For the one year period ending December 31, 2012, the Mundoval Fund returned 22.37% versus 15.83% for the MSCI World Index. Performance during the quarter was enhanced by the financial sector stocks including Bank of America, BNP Paribas and Citigroup & Aegon. Detractors from performance during the quarter included Hewlett Packard, Microsoft and France Telecom.

During the quarter French pharmaceutical company Sanofi Aventis and Spanish bank Banco Santander were sold from the fund after reaching prices that we believed reflected their intrinsic business valuations. Three new businesses were purchased for the fund: Israeli based Teva Pharmaceutical, global insurer American International Group and information technology titan, Apple Inc. The fund owns shares of 30 companies as of December 31, 2012. We continue to maintain our largest allocations to the financial, information technology and telecommunications sectors. Foreign and domestic businesses represent 56% and 43% respectively of the fund's holdings.

Manager Commentary:

In the opening pages of *Security Analysis*, author Benjamin Graham, quoted the Roman poet, Horace, by writing, "Many shall be restored that now are fallen and many shall fall that are now in honor." This quotation aptly reflected investor perceptions of financial stocks that were the worst performing industry sector in 2011 and the three years preceding it. We wrote to our shareholders in the 2011 Annual Report, "We believe the marketplace is overly pessimistic regarding the economic prospects for financial businesses and we will maintain our allocation due to their attractive valuations." In 2012 the financial sector returned nearly double the rate of the return of major stock indices and provided patient investors with evidence that "past is not prologue" and that stock market prices can diverge significantly from fundamental business valuations due to investor biases and sentiment. Many of the financial businesses we own still sell for prices that are significantly less than their net tangible asset valuations and are capable of earning satisfactory rates of return on their growing capital base.

Despite the uncertainty surrounding the recent "fiscal cliff" negotiations and other macro-economic events that influence investor sentiment, the Mundoval Fund will continue to invest in businesses throughout the world that we believe to be selling for less than our estimate of the their worth or intrinsic value. We share the same philosophy of Charles Munger, Vice-Chairman of Berkshire Hathaway, "All intelligent investing is value investing- acquiring more than you are paying for. You must value the business in order to value the stock."

Thank you for your confidence and continued support.
Sincerely yours,

Arthur Q. Johnson, CFA

Average Annual Total Returns as of December 31, 2012

	4Q 2012 (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	7.57%	22.37%	6.51%	0.96%	4.39%	5.82%
MSCI World Index	2.49%	15.83%	6.93%	-1.18%	3.04%	5.18%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.